                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 30, 2000 (JUNE 30, 2000)
                                                --------------------------------




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                       1-13726                       73-1395733
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(State or other jurisdiction      (Commission File No.)     (IRS Employer Identification No.)
      of incorporation)


6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA             73118
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    (Address of principal executive offices)                 (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5. OTHER EVENTS

     On June 30, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing an agreement to acquire Gothic Energy Corporation.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits. The following exhibit is filed herewith:

     99.  Press Release issued by the Registrant on June 30, 2000.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              CHESAPEAKE ENERGY CORPORATION



                                              BY: /s/ AUBREY K. MCCLENDON
                                                  ------------------------------
                                                       AUBREY K. MCCLENDON
                                                    Chairman of the Board and
                                                     Chief Executive Officer

Dated: June 30, 2000

                                  EXHIBIT INDEX


EXHIBIT
NUMBER         DESCRIPTION
-------        -----------
99             Press Release issued by the Registrant on June 30, 2000.